CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Loncor Resources Inc. (the “Company”) on Form 20-F for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arnold T. Kondrat, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 30, 2016	/s/ Arnold T. Kondrat

Arnold T. Kondrat
President & Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Loncor Resources Inc. and will be retained by Loncor Resources Inc. and furnished to the Securities and Exchange Commission or its staff upon request.